Accounts Receivable, Net - Schedule of Accounts Receivable and Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Receivables [Abstract]
Accounts receivable (Note)	¥ 1,744,307	$ 249,433	¥ 1,555,668
Allowance for credit losses	(222,960)	(31,883)	(196,819)	$ (28,146)	¥ (161,022)	¥ (185,755)
Total	¥ 1,521,347	$ 217,550	¥ 1,358,849